UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 25, 2010
ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32567 (Commission File Number)	74-2966572 (IRS Employer Identification No.)
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 367-3600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Grant of Stock Appreciation Rights
     On January 25, 2010, Alon USA Energy, Inc. (the “Company”) made grants of Stock Appreciation Rights (“SARs”) to certain of its executive officers and other key personnel pursuant to the Alon USA Energy, Inc. 2005 Incentive Compensation Plan (the “Compensation Plan”). Among the SARs granted on January 25, 2010, grants were made to certain of the Company’s named executive officers at a grant price of $16.00 per share as follows: (i) 10,000 were granted to Mr. Shai Even, our Senior Vice President and Chief Financial Officer, (ii) 10,000 were granted to Mr. Harlin Dean, our Senior Vice President-Legal, General Counsel and Secretary, (iii) 10,000 were granted to Mr. Joseph Israel, our Chief Operating Officer, and (iv) 5,000 were granted to Mr. Michael Oster, our Senior Vice President of Mergers and Acquisitions. The SARs granted on January 25, 2010 vest as follows: 50% on December 10, 2011, 25% on December 10, 2012 and 25% on December 10, 2013 and are exercisable during the 365-day period following the date of vesting. When exercised, the January 25, 2010 SARs are convertible into shares of the Company’s Common Stock, par value $0.01 per share (“Alon Common Stock”), the number of which will be determined at the time of exercise by calculating the difference between the closing price of Alon Common Stock on the date of exercise and the grant price of the SARs (the “Spread”), multiplying the Spread by the number of SARs being exercised and then dividing the product by the closing price of Alon Common Stock on the date of exercise.
     The SARs described above are evidenced by agreements in the form adopted by the Company for the purpose of evidencing grants of this type, which form is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated by reference into this Item 1.01.
Amendment to Appreciation Rights Award Agreement
     On March 7, 2007, the Company made grants of SARs to certain of its executive officers and other key personnel pursuant to the Compensation Plan. On January 25, 2010, the Company amended the March 7, 2007 SARs grants to, among other things, extend the exercise period from one year to three years following the date of vesting.
     The amendments to the SARs described above are evidenced by agreements in the form adopted by the Company, which form is attached to this Current Report on Form 8-K as Exhibit 10.2, and is incorporated by reference into this Item 1.01.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth above in Item 1.01 is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
10.1	Form II of Appreciation Rights Award Agreement relating to Participant Grants pursuant to Section 7 of the Alon USA Energy, Inc. 2005 Incentive Compensation Plan.

10.2	Form of Amendment to Appreciation Rights Award Agreement relating to Participant Grants pursuant to Section 7 of the Alon USA Energy, Inc. 2005 Incentive Compensation Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON USA ENERGY, INC.

/s/ Harlin R. Dean
Harlin R. Dean
Senior Vice President-Legal, General Counsel and Secretary

Date: January 27, 2010

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Form II of Appreciation Rights Award Agreement relating to Participant Grants pursuant to Section 7 of the Alon USA Energy, Inc. 2005 Incentive Compensation Plan.

10.2	Form of Amendment to Appreciation Rights Award Agreement relating to Participant Grants pursuant to Section 7 of the Alon USA Energy, Inc. 2005 Incentive Compensation Plan.